UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2018

ENBRIDGE ENERGY PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10934	39-1715850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 627-5400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 24, 2018, Enbridge Energy Partners, L.P. (the “Partnership”) entered into the Third Amendment to Credit Agreement, dated as of July 24, 2018, with Enbridge (U.S.) Inc. This amendment extends the revolving credit commitment termination date of this credit facility until July 23, 2019. A copy of the Third Amendment to Credit Agreement is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

10.1	Third Amendment to Credit Agreement, dated as of July 24, 2018, by and among Enbridge Energy Partners, L.P. and Enbridge (U.S.) Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE ENERGY PARTNERS, L.P. (Registrant)

	By:	Enbridge Energy Management, L.L.C.
as delegate of Enbridge Energy Company, Inc., its General Partner

Date: July 26, 2018	By:	/s/ Valorie Wanner
Valorie Wanner Corporate Secretary (Duly Authorized Officer)

Index of Exhibits

Exhibit Number	Description

10.1	Third Amendment to Credit Agreement, dated as of July 24, 2018, by and among Enbridge Energy Partners, L.P. and Enbridge (U.S.) Inc.